UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DURECT Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ Online Go to www.investorvote.com/DRRX or scan the QR code — login details are located in the shaded bar below. 2024 Annual Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the DURECT Corporation Stockholder Meeting to be Held on September 25, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to stockholders are available at: www.investorvote.com/DRRX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/DRRX. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 13, 2024 to facilitate timely delivery. 2NOT + 04155D

2024 Annual Stockholder Meeting Notice DURECT Corporation’s Annual Meeting of Stockholders will be held on Wednesday, September 25, 2024 at 9:00 A.M. Pacific Time virtually via the Internet at https://meetnow.global/M95KTCP. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR each of the nominees to the Board (Proposal 1) and FOR Proposals 2, 3, 4, 5 and 6: 1. Election of Directors: 01 -Mohammad Azab 02 -James E. Brown 03 -Gail M. Farfel 2. Approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 350,000,000; 3. Approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of officers to the extent permitted by the Delaware General Corporation Law; 4. Approve the amendment and restatement of the Company’s 2000 Stock Plan to increase the number of shares of the Company’s common stock available for issuance pursuant to the plan by 2,000,000 shares and to extend the plan’s term for ten years from the date of the Annual Meeting; 5. Hold a non-binding advisory vote to approve executive compensation; 6. Ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the current fiscal year. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/DRRX. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials DURECT Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by September 13, 2024.